EXHIBIT 10.3

March 15, 1995

Treasury International Corp
1181 Finch Ave West
Unit # 21
North-York, Ontario
M3J-2V8

Dear Mr. Bensimon;

WE ARE PLEASED TO CONFIRM THAT BERNCO INC. SHALL GRANT TO TREASURY INTERNATIONAL CORP (TIC) EXCLUSIVITY ON THE SALE OF "SPOT SHOT STAIN REMOVER" FOR THE COUNTRY OF BRASIL AND FOR ANY OTHER COUNTRIES IN SOUTH AMERICA THAT BOTH PARTIES MAY MUTUALLY AGREE.

THIS EXCLUSIVITY SHALL REMAIN IN FULL FORCE AND EFFECT FROM MARCH 15, 1995 TO JULY 31, 1996 AND MAY BE RENEWED AFTER THAT DATE PROVIDED THAT BOTH PARTIES AGREE THAT THE SALE OF THE PRODUCT BY TIC AND THE QUANTITIES OF PRODUCT ORDERED FROM BERNCO INC. DURING THE ORIGINAL PERIOD HAVE BEEN MUTUALLY BENEFICIAL.

THE MINIMUM ORDER DURING THIS ONE YEAR PERIOD SHALL BE ONE CONTAINER (17,000
CANS) TO BE PURCHASED BY DECEMBER 1995 FAILING WHICH THIS AGREEMENT MAY BE CANCELLED BY EITHER PARTY UPON 60 DAYS NOTICE.

YOURS VERY TRULY,


                                        AGREED AND ACCEPTED IN MONTREAL,
                                        THIS 15TH DAY OF MARCH 1995


BERNCO INC.                             TREASURY INTERNATIONAL CORP

PER:                                    PER:


/S/ JEREMY LEVINE                       /S/ JIM BENSIMON


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